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                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date of Report:            June 10, 1994





                    Commission File Number 1-8241



                        PRESIDIO OIL COMPANY
       (Exact name of registrant as specified in its charter)



           DELAWARE                                 95-3049484
(State or other jurisdiction of                   (I.R.S.Employer
 incorporation or organization)                 Identification No.)



                    5613 DTC PARKWAY, SUITE 750
                  ENGLEWOOD, COLORADO 80111-3065
             (Address of principal executive offices)
                            (Zip Code)



                          (303) 773-0100
       (Registrant's telephone number, including area code)



                          Not Applicable
              (Former name, former address and former
             fiscal year, if changed since last report)
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Item 5.   Other Events

Incorporated herein by reference to the Company's press release dated June 10, 1994, contained in Exhibit 20.1 to this form.



Item 7.    Financial Statements and Exhibits

(c)        Exhibits

20.1 The Company's press release dated June 10, 1994, announcing the interest rate for the period
           August 16, 1994 to November 15, 1994 on its Senior
           Subordinated Gas Indexed Notes Due 1999 and
           Senior Gas Indexed Notes Due 2002 to be 13.900%.

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                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PRESIDIO OIL COMPANY
                                   ----------------------------
                                   Registrant



DATE:    June 15, 1994             /s/ Charles E. Brammeier
      -------------------          ----------------------------
                                   Charles E. Brammeier
                                   Controller
                                   (Principal Accounting Officer)

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